LIBERTY FINANCIAL COMPANIES, INC.


                            SAVINGS AND INVESTMENT PLAN
                            ---------------------------

                          Restated Effective July 1, 1998








                                                                    August, 1998


                                                                       Exec.Ver.


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                                 TABLE OF CONTENTS

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
ARTICLE 1       X   INTRODUCTION

                    1.1    Amendment of Plan                                   1
                    1.2    Plan                                                1
                    1.2.A  Plan Mergers                                        1
                    1.3    Purpose of Plan                                     2
                    1.4    Application of Prior Provisions of Plan             2


ARTICLE 2       X   DEFINITIONS

                    2.1    "Account"                                           3
                    2.2    "Affiliated Company"                                3
                    2.2.A  "After Tax Contribution Account"                    3
                    2.3    "Annual Addition"                                   4
                    2.4    "Armed Forces Leave of Absence"                     4
                    2.5    "Beneficiary"                                       4

                    2.6    "Board of Directors"                                4
                    2.7    "Break in Service                                   4
                    2.8    "Code"                                              5
                    2.9    "Company"                                           5
                    2.10   "Discretionary Contribution"                        5

                    2.11   "Discretionary Contribution Account"                5
                    2.12   "Effective Date"                                    5
                    2.13   AElective Contribution"                             5
                    2.14   "Elective Contribution Account"                     5
                    2.15   "Eligible Employee"                                 6

                    2.16   "Employee"                                          6
                    2.17   "Employer"                                          6
                    2.18   "Employment Commencement Date"                      6
                    2.19   "Entry Date"                                        6
                    2.20   "ERISA"                                             6


                                      (i)

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                    2.21   "Fiduciaries"                                       6
                    2.22   "Highly Compensated Participant"                    7
                    2.23   "Highly Compensated Employee"                       7
                    2.24   "Hour of Service"                                   7
                    2.25   "Limitation Year"                                   7

                    2.26   "Matching Contribution"                             7
                    2.27   "Matching Contribution Account"                     7
                    2.28   "Maternity/Paternity Leave of Absence"              7
                    2.29   "Named Fiduciaries"                                 8
                    2.30   "Normal Retirement Date"                            8

                    2.31   "Participant"                                       8
                    2.32   "Participating Employer"                            8
                    2.33   "Plan"                                              9
                    2.34   "Plan Administrator"                                9
                    2.35   "Plan Year"                                         9

                    2.36   "Qualified Domestic Relations Order"                9
                    2.37   "Rollover Account"                                  9
                    2.38   "Share of the Trust Fund"                          10
                    2.38A  "Service Termination Date"                         10
                    2.39   "Total Compensation"                               10

                    2.40   "Trust"                                            11
                    2.41   "Trust Fund"                                       11
                    2.42   "Trustee" or "Trustees"                            11
                    2.43   "Valuation Date"                                   12
                    2.44   "Year of Service for Vesting"                      12


ARTICLE 3       X   ADMINISTRATION

                    3.1    Allocation of Responsibility Among
                              Fiduciaries for Plan and Trust
                              Administration                                  13
                    3.2    Administration                                     14


                                      (ii)
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                    3.3    Claims Procedure                                   14
                    3.4    Records and Reports                                15
                    3.5    Other Administrative Powers and Duties             15

                    3.6    Rules and Decisions                                17
                    3.7    Reliance on Tables, etc.                           17
                    3.8    Procedures                                         17
                    3.9    Authorization of Withdrawals and
                              Distributions                                   17
                    3.10   Rules and Procedures for Withdrawals
                              and Distributions                               17

                    3.11   Indemnification of Plan Administrator              18


ARTICLE 4       X   PARTICIPATION

                    4.1    Participation                                      19
                    4.2    Cessation of Participation                         19
                    4.3    Breaks in Service                                  19


ARTICLE 5       X   CONTRIBUTIONS

                    5.1    Elective Contributions                             20
                    5.2    Compensation Reduction Authorizations              20
                    5.3    Revocation or Change of Compensation
                              Deductions                                      20
                    5.4    Matching Contributions                             21
                    5.5    Discretionary Contributions                        21

                    5.6    Treatment of Forfeitures                           21
                    5.7    Maximum Amount of Contributions                    22
                    5.8    Return of Contributions                            22
                    5.9    Nondiscrimination Requirements                     23
                    5.10   Adjustments by Plan Administrator                  23


                                     (iii)
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                    5.11   Distribution of Excess Contributions               24
                    5.12   Distribution of Excess Deferrals                   25


ARTICLE 6       X   TRUST FUND AND INVESTMENTS

                    6.1    Investment Funds Within the Trust Fund             26
                    6.2    Selection of Investment Funds                      26
                    6.2.A  Certain Self-Managed Accounts                      27


ARTICLE 7       X   PARTICIPANT ACCOUNTS AND LIMITATIONS
                    ON ANNUAL ADDITIONS

                    7.1    Accounts                                           28
                    7.2    Adjustment of Accounts                             28
                    7.3    Limitations                                        28


ARTICLE 8       X   RIGHTS TO BENEFITS

                    8.1    Normal Retirement                                  31
                    8.2    Disability Retirement                              31
                    8.3    Death                                              31
                    8.4    Other Termination of Employment                    34
                    8.5    Election of Former Vesting Schedule                35

                    8.6    Forfeitures                                        36


                                      (iv)
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ARTICLE 9       X   DISTRIBUTION OF BENEFITS

                    9.1    Payment Upon Retirement, Disability,
                              or Termination of Employment                    38
                    9.2    Payment Upon Death                                 38
                    9.3    Amount of Distribution                             38
                    9.4    Consent to Distributions Before Age 702            38
                    9.5    Latest Commencement of Benefits                    39

                    9.6    Forms of Distribution                              41
                    9.7    Notice to Trustee                                  42
                    9.8    Direct Rollovers                                   43


ARTICLE 10      X   IN-SERVICE WITHDRAWALS

                    10.1   Hardship Withdrawals                               45
                    10.1A  Age 59-1/2 Withdrawals                             47
                    10.2   Subsequent Distributions                           48


ARTICLE 11      X   LOANS

                    11.1   Requests for Loans                                 49
                    11.2   Rules and Procedures                               49
                    11.3   Maximum Amount of Loan                             49
                    11.4   Note; Security; Interest                           50
                    11.5   Repayment                                          51

                    11.6   Repayment Upon Distribution                        51
                    11.7   Note as Trust Asset                                52
                    11.8   Adjustment of Accounts                             52
                    11.9   Nondiscrimination                                  52


                                      (v)

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ARTICLE 12      X   TOP HEAVY PROVISIONS

                    12.1   Special Contribution for Top Heavy Plan Years      54
                    12.2   Adjustment to Limitation on Annual Additions       54
                    12.3   Definitions                                        55


ARTICLE 13      X   AMENDMENT AND TERMINATION

                    13.1   Amendment                                          58
                    13.1A  Certain Amendments Regarding Acquisitions
                              and Administrative Matters                      59
                    13.2   Termination                                        59
                    13.3   Distributions Upon Termination of the Plan         60
                    13.4   Merger or Consolidation of Plan;
                              Transfer of Plan Assets                         60

                    13.5   Participating Employer Ceasing to be
                              Affiliated With The Company                     60


ARTICLE 14      X   ROLLOVER CONTRIBUTIONS

                    14.1   Transfer of Amount Distributed from
                              Another Qualified Plan                          62
                    14.2   Transfer of Amount Distributed from
                              a Rollover IRA                                  63
                    14.3   Monitoring of Rollovers                            64
                    14.4   Treatment of Transferred Amount Under the Plan     65


                                      (vi)
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ARTICLE 15      X   MISCELLANEOUS

                    15.1   Limitation of Rights                               65
                    15.2   Nonalienability of Benefits                        65
                    15.3   Information Between Plan Administrator
                              and Trustee                                     66
                    15.4   Payment Under Qualified Domestic
                              Relations Order                                 66
                    15.5   Payment of Benefit for Disabled or
                              Incapacitated Person                            67

                    15.6   Telephonic and/or Electronic Transactions          68
                    15.7   Temporary Suspensions of Transactions              68
                    15.8   Governing Law                                      68
                    15.9   Acquisitions                                       68


                                     (vii)
                                                                    Savings Plan
                                                                      Exec. Ver.
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                                    ARTICLE 1
                                  INTRODUCTION


1.1 Amendment of Plan. Pursuant to the provisions of Article 13 of the Liberty Financial Companies, Inc. Savings and Investment Plan and Trust, Liberty Financial Companies, Inc., hereby amends, restates and continues said Plan and Trust by striking out the present provisions thereof and by substituting therefore the provisions of the Plan hereinafter set forth. Except as otherwise specifically provided, the changes contained herein are effective as of July 1, 1998; provided, however, any changes required by the Tax Reform Act of 1986 or any other applicable law are effective as of the dates required under said laws.

1.2 Plan. This Plan is intended to qualify as a profit-sharing plan and trust under Section 401(a) of the Internal Revenue Code of 1986 (without regard to current or accumulated profits pursuant to Section 401(a)(27) of the Code), and the cash or deferred arrangement and the matching contribution features of the Plan are intended to qualify under Sections 401(k) and 401(m), respectively, of the Code. Subject to the provisions of Sections 5.8, no part of the corpus or income of the Trust will be used for or diverted to purposes other than for the exclusive benefit of each Participant and Beneficiary.

1.2.A. Plan Mergers. Effective July 1, 1998, the Stein, Roe & Farnham Retirement Plan and the Keyport Life Insurance Company Savings and Investment Plan are merged into and become a part of this Plan. Effective September 1, 1998, the Colonial Profit Sharing Plan is merged into and becomes a part of this Plan. Upon such merger the accounts and investments maintained under such prior plans shall be transferred to and held pursuant to the provisions of this Plan.

1.3 Purpose of Plan. The purpose of the Plan is to provide retirement income to Eligible Employees through a program of voluntary tax-deferred contributions matched in part


                                      -1-
                                                                    Savings Plan
                                                                      Exec. Ver.

          by supplemental Participating Employer contributions, as well as discretionary contributions made by Participating Employers.

1.4 Application of Prior Provisions of Plan. Except as otherwise explicitly provided herein, the rights to benefits of persons who were participants in the Plan before July 1, 1998 (September 1, 1998 in the case of the Colonial Profit Sharing Plan) and who are not employed by the Employer on or after that date will be determined in accordance with the provisions of the Plan as in effect from time to time prior to that date.

                                      -2-
                                                                    Savings Plan
                                                                      Exec. Ver.
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                                    ARTICLE 2
                                   DEFINITIONS


Whenever used herein, a pronoun or adjective in the masculine gender includes the feminine gender, the singular includes the plural, and the following terms have the following meanings unless a different meaning is clearly required by context:

2.1 "Account" means, for each Participant, his After-Tax Contribution Account, his Elective Contribution Account, his Matching Contribution Account, his Discretionary Contribution Account, his Rollover Account, and any other account the Plan Administrator determines is necessary for the proper administration of the Plan.

2.2 "Affiliated Company" means any corporation, trust, association or enterprise (other than the Company) which is:

          (a) required to be considered, together with the Company, as one employer pursuant to the provisions of Sections 414(b), 414(c), 414(m) or 414(o) of the Code; or

          (b)  which is designated an Affiliated Employer by the Company.

          The term "Affiliated Company" shall not include any corporation or unincorporated trade or business prior to the date on which such corporation, trade or business satisfies the affiliation or control tests of (a) above. In identifying "Affiliated Companies" for purposes of Section 7.3, the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

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                                                                      Exec. Ver.

2.2.A. "After-Tax Contribution Account" means for any Participant the Account maintained for a Participant with respect to any after-tax contributions he may have made to the Plan (or a plan which has been merged with this Plan) prior to July 1, 1998. After-tax contributions are no longer permitted under this Plan.

2.3 "Annual Addition" means, in the case of any Participant, the sum for any Limitation Year of all Elective Contributions, Matching Contributions and Discretionary Contributions, and forfeitures credited to the Participant's Account for such year.

2.4 "Armed Forces Leave of Absence" means for the purpose of the Plan, service in the Armed Forces of the United States for any period prescribed under any applicable federal or state law during which the Participant has reemployment rights with the Employer, provided that the Participant shall have returned to the service of the Employer within 90 days after final release from active duty or within such longer period as may be prescribed by federal or state law then in force.

2.5 "Beneficiary" means the person or persons entitled under Section 8.3 to receive benefits under the Plan upon the death of the Participant.

2.6 "Board of Directors" means the Board of Directors of the Company. The Board of Directors may allocate and delegate its fiduciary responsibilities, or may designate others to carry out its fiduciary responsibilities, in accordance with Section 405 of ERISA.

2.7 "Break in Service" means a 12-consecutive-month period commencing on an Employee's Service Termination Date (or anniversary thereof) during which such individual does not complete an Hour of Service.

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                                                                      Exec. Ver.

2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

2.9 "Company" means Liberty Financial Companies, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, and any successor to all or a major portion of its assets or business which assumes the obligations of the Company under the Plan.

2.10 "Discretionary Contribution" means the contribution made by a Participating Employer on behalf of a Participant under Section 5.5.

2.11 "Discretionary Contribution Account" means, for any Participant, the account described in Section 7.1 to which Discretionary Contributions for the Participant's benefit (and earnings attributable thereto) are credited.

2.12 "Effective Date" means July 1, 1998, with respect to this amended and restated Plan.

2.13 "Elective Contribution" means, in the case of any Participant, a contribution made for the benefit of the Participant under Section 5.1.

2.14 "Elective Contribution Account" means, for any Participant, the account described in Section 7.1 to which Elective Contributions for the Participant's benefit (and earnings attributable thereto) are credited.

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                                                                      Exec. Ver.

2.15 "Eligible Employee" means any Employee employed by a Participating Employer except for a temporary employee (an employee hired to work on a project or other matter for a period which is expected to last less than 6 months), an intern, a co-op employee or an employee residing in Puerto Rico.

2.16 "Employee" means any individual employed by the Employer. "Employee" also includes any leased employee (as defined in Section 414(n) of the Code) of the Employer, but solely for purposes of determining his service for eligibility and vesting purposes and in applying the limitations of Section 7.3. No leased employee may become a Participant hereunder unless he becomes an Eligible Employee.

2.17      "Employer" means the Company and all Affiliated Companies.

2.18 "Employment Commencement Date" means the first date on which an Employee performs an Hour of Service.

2.19 "Entry Date" means, with respect to each Employee each January 1 and July 1.

2.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended and any successor statute or statutes of similar import.

2.21 "Fiduciaries" means the Named Fiduciaries and any other party designated as Fiduciaries by the Named Fiduciaries in accordance with the powers described herein, but only with respect to the specific responsibilities of each in connection with the Plan and Trust.

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                                                                      Exec. Ver.

2.22 "Highly Compensated Participant" means a Participant who is a Highly Compensated Employee.

2.23 "Highly Compensated Employee" means an Employee who, for a Plan Year, is a highly compensated employee within the meaning of Section 414(q) of the Code.

2.24 "Hour of Service" means each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer, each such hour to be credited to the Employee for the Computation Period in which the duties were performed. In any event, Hours of Service shall be credited hereunder in accordance with
          Section 2530.200(b)-2 of the Department of Labor Regulations which are incorporated herein by reference.

2.25      "Limitation Year" means the calendar year.

2.26 "Matching Contribution" means, in the case of any Participant, any contribution made for the benefit of the Participant under Section 5.4.

2.27 "Matching Contribution Account" means, for any Participant, the account described in Section 7.1 to which Matching Contributions for the Participant's benefit (and earnings attributable thereto) are credited.

2.28 "Maternity/Paternity Leave of Absence" means a period of absence from an Employer that begins for any of the following reasons:

          (a)  the Employee's pregnancy;

          (b)  birth of the Employee's child;

          (c) placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                                      -7-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (d) the caring for such child for a period beginning immediately following such birth or placement; provided, however, that in order for an Employee's absence to qualify as a Maternity/Paternity Leave of Absence, the Plan Administrator may require the Employee to furnish such information (in such form and at such time as it may reasonably require) establishing that the absence from work is an absence described hereunder.

2.29 "Named Fiduciaries" means the Plan Administrator, Trustee, and the investment committee if appointed pursuant to Section 6.1.

2.30 "Normal Retirement Date" means the date on which the Participant attains age 65.

2.31 "Participant" means each Eligible Employee who participates in the Plan in accordance with Article 4 hereof.

2.32 "Participating Employer" means the Company and any other Affiliated Company which adopts the Plan with the approval of the Company. The Participating Employers as of July 1, 1998 are identified as signatories of this document at the end hereof.

                                      -8-
                                                                    Savings Plan
                                                                      Exec. Ver.

2.33 "Plan" means the Liberty Financial Companies, Inc. Savings and Investment Plan set forth herein, together with any and all amendments and supplements hereto.

2.34 "Plan Administrator" means the committee appointed by the Board of Directors to administer the Plans maintained hereunder, and shall have the authority provided in Article 3.

2.35      "Plan Year" shall mean the calendar year.

2.36 "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement) which

          (a) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant;

          (b) is made pursuant to a state domestic relations law (including a community property law); and

          (c) constitutes a "qualified domestic relations order" within the meaning of Section 414(p) of the Code.

2.37 "Rollover Account" means, for any Employee, an account to which cash is transferred pursuant to Section 14.1 or 14.2.

                                      -9-
                                                                    Savings Plan
                                                                      Exec. Ver.

2.38 "Share of the Trust Fund" means, in the case of each Participant, that portion of the Trust's assets which is allocated to the Accounts of the Participant in accordance with Article 7 of the Plan.

2.38A     "Service Termination Date" means the earliest of the following:

               (a) the date on which the Employee resigns, is discharged or is terminated, or retires from employment with the Employer;

               (b)  the date the Employee dies;

               (c) the first anniversary of the date on which the Employee starts an authorized leave of absence or is absent for any other reason other than a Maternity/Paternity Leave of Absence; and

               (d) the second anniversary of the date on which the Employee commenced a Maternity/Paternity Leave of Absence, if such Employee has not yet returned to work with the Employer.

2.39 "Total Compensation" means, in the case of each Employee and for each Plan Year, base pay, performance-based bonuses and incentives, commissions, overrides, overtime pay, vacation pay, and sick pay (i.e., salary continuation) received by the Employee from the Employer during the Plan Year for services rendered during such Year, plus any amounts that would have been received by the Employee from the Employer during the Plan Year except for any compensation reduction authorization described in Section 5.2 or any other election under
          Section 125, 401(k), 402(h), or 403(b) of the Code. "Total Compensation" does not include any other form of cash, property or "imputed" income provided by the Employer to the Employee, including without limitation the following: Employer contributions under this Plan or any other employee benefit plan, fund, program or arrangement, whether now or hereafter established; moving,


                                      -10-
                                                                    Savings Plan
                                                                      Exec. Ver.

          automobile or other expense reimbursements or allowances; severance pay; trip awards, personal use of company car, group term life insurance, or other imputed compensation; sign on or stay bonuses; long term incentive bonuses; employee referral fees or other cash awards; tuition aid; outplacement services or other layoff benefits; employee gifts or other property; generally, any amounts received after termination of employment which the plan administrator determines are not payment for the performance of services; and other items not includable as compensation under Treasury Regulation Section 1.415-2(d)(2). In no event shall an Employee's Total Compensation in any Plan Year exceed, for purposes of this Plan, $160,000 or such larger amount as the Secretary of the Treasury may determine for such Plan Year under Section 401(a)(17) of the Code.

2.40      "Trust" means the trust established between the Company and Trustees.

2.41 "Trust Fund" means the property held in trust by the Trustee for the benefit of Participants, former Participants and their Beneficiaries.

2.42 "Trustee" or "Trustees" means the persons who have executed this Trust as Trustee and any successor trustee or trustees, and any additional trustee or trustees.

                                      -11-
                                                                    Savings Plan
                                                                      Exec. Ver.

2.43 "Valuation Date" means the last business day of each Plan Year and such other day or days as may be specified by the Plan Administrator.

2.44 "Year of Service for Vesting" means with respect to any Employee, all periods of employment with the Employer, whether or not consecutive, measured from the Employee's Employment Commencement Date and ending on his Service Termination Date. Years of Service for Vesting shall also include the period following his Service Termination Date, provided he is reemployed by the Employer prior to incurring a Break in Service.

          This Section shall be subject to the reinstatement of service provision of Section 8.6(b).

                                      -12-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    ARTICLE 3
                                 ADMINISTRATION


3.1 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration. The Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given or delegated to them under the Plan or the Trust. The Participating Employers shall have the sole responsibility for making the contributions under the Plan as specified in Article 5, and the Company shall have the sole authority to appoint and remove the Plan Administrator, any Trustee or Trustees, and any investment manager which may be provided for under the Trust, and to amend or terminate, in whole or in part, the Plan or the Trust. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan and the Trust. The Trustee shall have the responsibilities as specifically provided in the Trust. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan or the Trust, and is not required under the Plan or the Trust to inquire into the propriety of any direction, information or action. It is intended under the Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and the Trust and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust in any manner against investment loss or depreciation in asset value.

                                      -13-
                                                                    Savings Plan
                                                                      Exec. Ver.

3.2 Administration. The Plan shall be administered by the Plan Administrator, which may appoint or employ persons to assist in the administration of the Plan and may appoint or employ any other agents it deems advisable, including legal counsel, actuaries, auditors, bookkeepers and recordkeepers to serve at the Plan Administrator's direction. All usual and reasonable expenses of the Plan and the Plan Administrator may be paid in whole or in part by the Company, and any expenses not paid by the Company shall be paid by the Trustee out of the Trust Fund.

3.3 Claims Procedure. The Plan Administrator, or a party designated by the Plan Administrator, shall make all determinations as to the right of any person to a distribution under the Plan. If a request for a Plan distribution by a Participant or Beneficiary is wholly or partially denied, the Plan Administrator, or the designated party, will provide such claimant a comprehensible written notice setting forth:

          (a)  the specific reason or reasons for such denial;

          (b) specific reference to pertinent Plan provisions on which the denial is based;

          (c) a description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary; and

          (d) a description of the Plan's claim review procedure and the fact that the review procedure is available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim, and includes the right to examine pertinent documents and submit issues and comments in writing to the Plan Administrator or the designated party.

                                      -14-
                                                                    Savings Plan
                                                                      Exec. Ver.

          Such written notice will be given within 90 days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the first day of such period and such person may request a review of his claim. The decision on review will be made within 60 days after receipt of the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days (and unless written notice of such extension and circumstances is given to the claimant within the initial 60-day period), and shall be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based.

3.4 Records and Reports. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and government regulations issued thereunder relating to records of Participants' service and benefits; notifications to Participants; reports to, or registration with, the Internal Revenue Service; reports to the Department of Labor; and such other documents and reports as may be required by ERISA.

3.5 Other Administrative Powers and Duties. The Plan Administrator shall have such powers and duties, in addition to those powers and duties set forth elsewhere herein, as may be necessary to discharge its functions hereunder, including the following:

          (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any distributions

                                      -15-
                                                                    Savings Plan
                                                                      Exec. Ver.

          hereunder to the fullest extent provided by law; any interpretations or decisions so made will be conclusive and binding on all persons having an interest in the Plan;

          (b) to prescribe procedures to be followed by Participants or Beneficiaries requesting distributions or withdrawals;

          (c) to prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan, which shall include providing Participants not less frequently than annually with periodic statements of their accounts;

          (d) to receive from Employees and agents such information as shall be necessary for the proper administration of the Plan;

          (e) to receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust from the Trustee; and

          (f) to designate or employ persons to carry out any of the Plan Administrator's fiduciary duties or responsibilities under the Plan.

                                      -16-
                                                                    Savings Plan
                                                                      Exec. Ver.

3.6 Rules and Decisions. The Plan Administrator may adopt such rules, regulations and procedures as it deems necessary, desirable or appropriate. All decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the legal counsel of the Plan Administrator, an Employer or the Trustee.

3.7 Reliance on Tables, etc. In administering the Plan, the Plan Administrator will be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports which are furnished by any accountant, trustee, counsel or other expert who is employed or engaged by the Plan Administrator or by the Company on the Plan Administrator's behalf.

3.8 Procedures. The Plan Administrator shall keep all necessary records and forward all necessary communications to the Trustee.

3.9 Authorization of Withdrawals and Distributions. The Plan Administrator or its agent shall issue and/or approve directions, instructions and/or procedures to the Trustee concerning all withdrawals and distributions which are to be made from the Trust pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with the Plan.

3.10 Rules and Procedures for Withdrawals and Distributions. The Plan Administrator may require a Participant request a withdrawal or distribution pursuant to rules and procedures it may establish from time to time. The Plan Administrator may rely upon all such information so furnished it, including the Participant's current mailing address.

                                      -17-
                                                                    Savings Plan
                                                                      Exec. Ver.

3.11 Indemnification of Plan Administrator. The Company agrees to indemnify and to defend to the fullest extent permitted by law any Employee serving as Plan Administrator (including any Employee who formerly served as a Plan Administrator) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Company) occasioned by an act or omission to act in connection with the Plan, if such act or omission is in good faith.

                                      -18-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    ARTICLE 4
                                  PARTICIPATION


4.1 Participation. Each person who was a Participant in the Liberty Financial Companies, Inc. or the Keyport Life Insurance Company Savings Plan and Trust as of June 30, 1998, will continue to be a Participant on July 1, 1998. Any other Employee will become a Participant on the Entry Date next following his date of hire provided that he is an Eligible Employee on such Entry Date.

4.2 Cessation of Participation. A Participant will cease to be a Participant as of the earlier of

          (a)  the date on which he ceases to be an Eligible Employee; or

          (b)  the date on which the Plan terminates.

4.3       Breaks in Service.

          (a)  If an Employee who has ceased to be a Participant pursuant to
               Section 4.2 again becomes an Eligible Employee, he will immediately become a Participant in the Plan.

          (b) If an Employee who was not a Participant and who terminates employment with the Company and all Affiliated Companies again becomes an Employee, he shall become a Participant on the Entry Date next following his Date of Hire.

                                      -19-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    ARTICLE 5
                                  CONTRIBUTIONS


5.1 Elective Contributions. On behalf of each Participant for whom there is in effect, for any pay period, a compensation reduction authorization described in Section 5.2, and who is receiving Total Compensation from a Participating Employer during such pay period, such Participating Employer will contribute to the Trust, as an Elective Contribution, an amount equal to the amount by which such Total Compensation was reduced pursuant to the compensation reduction authorization.

5.2 Compensation Reduction Authorizations. For purposes of Section 5.1, a "compensation reduction authorization" is an authorization from an Eligible Employee to a Participating Employer which satisfies the requirements of this Section 5.2. Each such authorization shall provide that the Participant's Total Compensation from the Participating Employer will be reduced by a number of whole percentage points between 1% and 19%, inclusive, elected by the Participant, and that the Participating Employer will contribute such amount to the Trust as an Elective Contribution on behalf of such Participant. Each such authorization shall be made pursuant to procedures prescribed or approved by the Plan Administrator and shall be irrevocable while the authorization is in effect.

5.3 Revocation or Change of Compensation Deductions. A Participant may change or revoke his compensation reduction authorization effective as of any pay period. A Participant who has revoked his compensation reduction authorization may reinstate his prior reduction authorization as of any subsequent pay period. Any such revocation, change or reinstatement shall be made pursuant to procedures prescribed or approved by the Plan Administrator.

                                      -20-
                                                                    Savings Plan
                                                                      Exec. Ver.

5.4 Matching Contributions. For each pay period, each Participating Employer will contribute to the Trust, for the benefit of each Participant employed by the Participating Employer (including a former Participant who ceased to be a Participant during the month), a Matching Contribution equal to 75 percent of such portion of the Participant's Elective Contributions for the pay period as does not exceed six percent of the Participant's Total Compensation for the pay period from the Participating Employer.

5.5 Discretionary Contributions. For each Plan Year each Participating Employer will contribute to the Trust such amount of Discretionary Contributions, if any, as it determines. Except as hereafter provided, as of the last business day of each Plan Year, each Participating Employer's Discretionary Contribution for such year will be allocated among and credited to the Discretionary Contribution Accounts of Participants who are employed by such Participating Employer on the last day of such year in proportion to their respective amounts of Total Compensation (only Total Compensation while an Employee is a Participant and employed by a Participating Employer shall be counted for this purpose) paid by such Participating Employer for such Plan Year. A Participant who retires on or after age 65, becomes disabled, or dies while employed during a Plan Year shall be considered as if still employed on the last day of the Plan Year.

5.6 Treatment of Forfeitures. If a Participant forfeits any part of his interest in the Trust Fund under Section 8.6, the amount of the forfeiture will be applied as soon as reasonably practical (at least annually) to reduce the Matching Contributions required to be made to the Plan under Section 5.4. Forfeitures shall be maintained and applied separately with respect to each Participating Employer pursuant to procedures established by the Plan Administrator.

                                      -21-
                                                                    Savings Plan
                                                                      Exec. Ver.

5.7 Maximum Amount of Contributions. In no event will the sum of the contributions under Sections 5.1, 5.4 and 5.5 for any Plan Year be in an amount which would cause the Annual Addition for any Participant to exceed the amount permitted under Section 415 of the Code, nor will the sum of the contributions under Sections 5.1, 5.4 and 5.5 exceed the maximum amount deductible under Section 404 of the Code. Participating Employer contributions under the Plan are hereby conditioned on their deductibility under Section 404 of the Code. The Elective Contributions made for a Participant for any Plan Year may not exceed the limit as may be in effect for the Plan Year under
          Section 402(g)(1) of the Code, reduced by any other elective deferrals (as defined in Section 402(g)(3) of the Code) of the Participant through the Employer for the Plan Year.

5.8 Return of Contributions. If a contribution by a Participating Employer to the Trust is

          (a)  made by reason of a good faith mistake of fact, or

          (b) is conditioned upon its deductibility under Section 404 of the Code, and the deduction is disallowed,

          the Trustee shall, upon request by the Participating Employer, return to the Participating Employer the excess of the amount contributed over the amount, if any, that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. In no event shall the return of a contribution hereunder cause any Participant's Share of the Trust Fund to be reduced to less than it would have been had the mistaken or nondeductible amount not been

                                      -22-
                                                                    Savings Plan
                                                                      Exec. Ver.

          contributed. No return of a contribution hereunder shall be made more than one year after the mistaken payment of the contribution, or disallowance of the deduction, as the case may be.

5.9       Nondiscrimination Requirements.

          Elective Contributions, Matching Contributions, and QNECs (that is, qualified nonelective contributions as defined in Treasury Regulation 1.401(k)-1(g)(13)(ii))for any Plan Year must satisfy the nondiscrimination requirements set forth in Sections 401(k)(3) and 401(m)(9) of the Code, Treasury Regulations 1.401(k)-1(b) and 1.401(m)-2, and any applicable successor to such Sections and/or Regulations. For this purpose the so-called prior year/look back year method shall be used.


5.10      Adjustments by Plan Administrator.

          (a) Notwithstanding any provision of the Plan to the contrary, the Plan Administrator may, in its sole discretion, decrease the amount of the future Elective Contributions to be made for the benefit of any Highly Compensated Employee, and pay the amount of the decrease to the Employee in cash, if the Plan Administrator deems such a decrease to be necessary in order to satisfy either the nondiscrimination requirements of Section 5.9 or the limitations described in Section 5.7, or both. If the Plan Administrator decreases any Elective Contributions in order to meet the nondiscrimination requirement of Section 5.9, such decrease shall be made first in the Elective Contributions for the Highly Compensated Employees whose Elective Contributions are expected to be the highest dollar amount for the Plan Year so that no reduction is made in the Elective Contributions for any Highly Compensated Employee as long as any other Highly Compensated Employee is expected to make a higher dollar contribution for the Plan Year. Any

                                      -23-
                                                                    Savings Plan
                                                                      Exec. Ver.

               decrease in the Elective Contributions for a Participant will also be effective for purposes of determining the amount of the Matching Contributions to be made for the Participant's benefit under Section 5.4.


          (b) Notwithstanding any provision of the Plan to the contrary, the Plan Administrator may, in its sole discretion, decrease the amount of Matching Contributions to be made for the benefit of Highly Compensated Employees if the Plan Administrator deems such decrease to be necessary in order to satisfy the nondiscrimination requirements of Section 5.9. Any decrease in Matching Contributions in order to satisfy Section 5.9 shall be made first in the Matching Contributions for the Highly Compensated Employees whose Matching Contributions for the Plan Year are expected to be the highest dollar amounts, so that no reduction is made in the Matching Contributions for any Highly Compensated Employee as long as any other Highly Compensated Employee is expected to have a higher dollar contribution for the Plan Year.

5.11 Distribution of Excess Contributions. If, after all contributions for a Plan Year have been made, the nondiscrimination requirements of
          Section 5.9 have not been satisfied for the Plan Year, the Plan Administrator shall, as soon as practicable (but in no event later than the close of the following Plan Year), distribute the excess contributions (adjusted for income or loss allocable to such excess) to Highly Compensated Participants, in accordance with Sections 401(k)(8) and 401(m)(6) of the Code, to the extent necessary to satisfy Section 5.9. If distributions must be made under this Section
          5.11 in order to satisfy a nondiscrimination test in Section 5.9, there shall be distributed first Elective Contributions together with any Matching Contributions attributable to them (adjusted for income or loss), and then Matching Contributions (adjusted for income or loss).

                                      -24-
                                                                    Savings Plan
                                                                      Exec. Ver.

5.12 Distribution of Excess Deferrals. If, on or before March 1 of any year, a Participant notifies the Plan Administrator, in accordance with Section 402(g)(2)(A) of the Code and regulations thereunder, that all or part of the Elective Contributions made for his benefit represent an excess deferral for the preceding taxable year of the Participant, the Plan Administrator shall make every reasonable effort to cause such excess deferral (adjusted for income or loss allocable to such excess) to be distributed to the Participant no later than the April 15 following such notification. Except to the extent otherwise provided in regulations, any amount distributed under this Section
          5.12 shall be taken into account in applying Sections 5.9, 5.10 and
          5.11 as if it had not been distributed, except that any distribution of excess Elective Contributions to a Participant under Section 5.11 shall be reduced by the amount of any distribution to the Participant under this Section 5.12.

                                      -25-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    ARTICLE 6
                           TRUST FUND AND INVESTMENTS


6.1 Investment Funds Within the Trust Fund. All contributions to the Trust and all investments thereunder shall be held by the Trustee in the Trust Fund. The Trust Fund shall consist of such investment funds as the Company, or investment advisor or manager appointed by the Company, shall select, including, without limitation, fixed income contracts with one or more insurance companies, shares of one or more mutual funds, and common stock of the Company. The Company may name an investment or similar committee which shall be responsible for selecting the investment funds which will be offered hereunder from time to time.

          The separate investment funds made available within the Trust Fund may be changed or modified from time to time by the Company, or by an investment advisor or manager or investment committee appointed by the Company. It is expressly permissible under the Plan for Trust assets to be invested in "qualifying employer securities" as that term is defined in Section 407(d)(5) of ERISA.

          The Plan and Trust are intended to comply with Section 404(c) of ERISA.

6.2 Selection of Investment Funds. Each Participant may select the investment fund or funds for his future Contributions and Accounts among the funds described in Section 6.1. Each such investment election shall be made pursuant to investment election rules and procedures established by the Plan Administrator.

                                      -26-
                                                                    Savings Plan
                                                                      Exec. Ver.

          Notwithstanding any provision of the Plan to the contrary, to the extent permitted according to rules and procedures adopted by the Plan Administrator, an investment election or change in investment direction may be made by the telephone or other electronic means.

6.2.A. Certain Self-Managed Accounts. In conjunction with certain corporate restructuring and acquisitions, the Company has agreed to permit certain Participants to invest a portion of their Accounts in various securities that are not generally offered under the Plan (self-managed accounts). A Participant who is investing in a self-managed account may continue to utilize such self-managed account with respect to amounts held in such self-managed account but may not add any other amounts to such account. If a Participant transfers an amount from such account to one of the investment funds offered under the Plan, such amount may not be transferred back to the self-managed account.


                                      -27-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    ARTICLE 7
            PARTICIPANT ACCOUNTS AND LIMITATIONS ON ANNUAL ADDITIONS


7.1 Accounts. The Plan Administrator shall maintain or cause to be maintained on its books for each Participant an Elective Contribution Account, a Matching Contribution Account, a Discretionary Contribution Account, and a Rollover Account as appropriate to correspond to the types of contributions made by or on his behalf to the Plan. The Plan Administrator shall also establish and maintain such other accounts or subaccounts as it deems necessary or desirable to carry out the provisions of the Plan, for example, to reflect any amount which is repaid to the Plan on an after-tax basis pursuant to Section 8.6(a).

7.2 Adjustment of Accounts. The Plan Administrator shall, as of each Valuation Date, adjust or cause to be adjusted each Participant's Account to reflect contributions, distributions, withdrawals, investment transfers, participant loans and repayments on any such loans, investment earnings, expenses, and any other debits or credits to such Account since the last Valuation Date, including realized and unrealized gains and losses determined on the basis of fair market value.

7.3       Limitations. Notwithstanding any other provisions of the Plan:

          (a) The Annual Addition to a Participant's accounts under the Plan for any Limitation year, when added to the annual additions to his accounts for such year under all other defined contribution plans (if any) maintained by the Employer, shall not exceed the lesser of (1) the maximum dollar limitation or (2) 25 percent of the Participant's Taxable Compensation for such Limitation

                                      -28-
                                                                    Savings Plan
                                                                      Exec. Ver.

          Year. For purposes of this Section, "maximum dollar limitation" means $30,000 (or, if greater, one-fourth of the limitation in effect for the Limitation Year under Section 414(b)(1)(A) of the Code).

          (b) In the case of a Participant who also participates in a defined benefit plan maintained by the Employer, the Annual Addition for a Limitation Year will, if necessary, be further limited so that the sum of the Participant's "defined contribution plan fraction" (as determined under Section 414(e) of the Code and the regulations promulgated thereunder) and his "defined benefit plan fraction" (as determined under Section 415(e) of the Code and the regulations promulgated thereunder) for such Limitation Year does not exceed 1.0.

          (c)  To the extent necessary to satisfy the limitations of this
               Section 7.3 for any Participant, the Participant's benefit under any and all defined benefit plans shall be reduced before his Annual Addition under this Plan, and his Annual Addition under this Plan shall be reduced before his Annual Addition under any other defined contribution plan. The Plan Administrator may limit the amount of Elective Contributions a Participant may make hereunder during a Limitation Year so that his Annual Addition for the Year shall not exceed the limit set forth in (a) above. In the event a Participant's Annual Addition for a Limitation Year exceeds the limit set forth in (a) above, the Plan Administrator may establish a suspense account on behalf of the Participant in an amount equal to such excess and the amount in the suspense account shall be applied as a contribution due on behalf of the Participant for the succeeding Limitation year. In the event no contributions are due on behalf of the Participant for the succeeding Limitation Year, or if the amount in the

                                      -29-
                                                                    Savings Plan
                                                                      Exec. Ver.

               suspense account exceeds the contributions which are due, the balance in the suspense account shall be applied to reduce the contributions due on behalf of other Participants and no contributions shall be made to the Plan until the suspense account is so applied. In lieu of establishing a suspense account and applying it as above described, the Plan Administrator may correct an excess Annual Addition on behalf of a Participant for a Limitation year by distributing to such Participant all or a portion of such Participant's Elective Contribution for the Plan Year as necessary to correct such excess.

                                      -30-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    ARTICLE 8
                               RIGHTS TO BENEFITS


8.1 Normal Retirement. A Participant who attains his Normal Retirement Date while an Employee, will have a fully vested and nonforfeitable interest in his Share of the Trust Fund. Upon his retirement on or after his Normal Retirement Date, the Participant's Share of the Trust Fund will be distributed in accordance with Article 9 below.

8.2 Disability Retirement. A Participant may retire before his Normal Retirement Date if he becomes eligible for disability benefits under the Employer's long term disability plan. In the event of such a disability retirement, the Participant will have a fully vested and nonforfeitable interest in, and will be entitled to receive, his Share of the Trust Fund. Distribution will be made in accordance with
          Article 9 below.

8.3       Death.

          (a) If a Participant or former Participant dies while employed by the Company or an Affiliated Company before the distribution of his Share of the Trust Fund has been made under Article 9, upon his death his designated Beneficiary will have a fully vested and nonforfeitable interest in, and will be entitled to receive, the value of his Share of the Trust Fund. Distribution to the Beneficiary will be made in accordance with Article 9.

          (b) If the Participant was married at the time of death, he shall be deemed to have designated his surviving spouse as his Beneficiary unless:

               (1) prior to his death, he designated as his Beneficiary a person other than his surviving spouse, such designation to be made in writing at such time and in such manner as the Plan Administrator shall approve or prescribe; and

                                      -31-
                                                                    Savings Plan
                                                                      Exec. Ver.

               (2) either

                   (A) his surviving spouse consents in writing to the
                       designation described in (1) above, such consent acknowledges the effect of such designation and the specific non-spouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) or authorizes the Participant to designate Beneficiaries without further consent, and such consent is witnessed by a Plan representative or a notary public, or

                   (B) it is established to the satisfaction of the Plan
                       Administrator that the consent required under (A) above may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe; and

                                      -32-
                                                                    Savings Plan
                                                                      Exec. Ver.

               (3) the non-spouse Beneficiary designated in accordance with the provisions of this Section survives the Participant.

          Any consent by a spouse under (2)(A) above, or a determination by the Plan Administrator with respect to such spouse under (2)(B) above, shall be effective only with respect to such spouse. Any such consent shall be irrevocable, but shall be effective only with respect to the specific Beneficiary designation unless the consent expressly permits designations by the Participant without any requirement of further consent. Any consent that permits Beneficiary designations by the Participant without any requirement of further consent must acknowledge the spouse's right to limit consent to a specific Beneficiary and the spouse's voluntary election to relinquish such right.

          (c) A Participant who is not married may designate a Beneficiary in writing at such time and in such manner as the Plan Administrator shall approve or prescribe.

          (d) A Participant who has designated a Beneficiary in accordance with this Section 8.3 may change such designation at any time by giving written notice to the Plan Administrator, subject to the conditions of this Section 8.3 and such additional conditions and requirements as the Plan Administrator may prescribe in accordance with applicable law.

          (e) If a Participant dies without a surviving Beneficiary, the full amount payable upon his death will be paid to his issue per stirpes. If any of such issue is a minor, at the direction of the Plan Administrator, the Trustee may deposit his share in a savings account to his credit in a savings bank or other financial

                                      -33-
                                                                    Savings Plan
                                                                      Exec. Ver.

         institution for the benefit of such issue. If there are no surviving issue, then the amount may be paid to his executor or administrator or applied to the payment of his debts and funeral expenses, all as the Plan Administrator shall determine.

8.4 Other Termination of Employment. If a Participant separates from the service (within the meaning of Code Section 401(k)(2)(B)(i)(I)) of the Employer for any reason other than retirement, disability or death described in Section 8.1, 8.2 or 8.3, he will be entitled under this
          Section 8.4 to a benefit equal to the sum of


          (a) the balances of his Elective Contribution Account, that portion, if any, of his Discretionary Contribution Account attributable to qualified non-elective contributions which may have been made under a predecessor to this Plan (QNEC) and Rollover Account, if any, plus


          (b) his vested portion, determined under the vesting schedule below, of his Matching Contribution Account and his Discretionary Contribution Account (other than that portion, if any, attributable QNECs) determined as of the same Valuation Date. The vested portion of a Participant's Matching Contribution Account and Discretionary Contribution Account (other than amounts attributable to QNECs) will be determined by multiplying the balance of each such Account by the following percentage, based upon the number of the Participant's Years of Service for Vesting on the date his employment terminates:

                                      -34-
                                                                    Savings Plan
                                                                      Exec. Ver.

               Years of Service for Vesting                 Percentage
               ----------------------------                 ----------
                     less than  2                                0
                             2                                  25
                             3                                  50
                             4                                  75
                             5 or more                         100

          Distribution of a benefit under this Section 8.4 will be made in accordance with Article 9. A Participant shall be treated as having separated from the service of the Employer if the Participant ceases to be an Employee because of the disposition by a Participating Employer of a subsidiary, or of substantially all the assets of a trade or business, unless the organization acquiring the subsidiary or trade or business maintains the Plan, as determined under Treasury Regulation 1.401(k)-1(d)(4).

8.5 Election of Former Vesting Schedule. If the Plan is amended, and if such amendment directly or indirectly affects the computation of the nonforfeitable percentage of a Participant's right to his Account, each Participant who has completed three Years of Service for Vesting as of the end of the election period described below and whose nonforfeitable percentage at any time after such amendment could be less than such percentage determined without regard to such amendment, may elect during such election period to have the nonforfeitable percentage of his Account determined without regard to such amendment. The election period referred to in the preceding sentence will begin on the date such amendment is adopted and will end on the latest of the following dates:

                                      -35-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (a) the date which is 60 days after the date on which such amendment is adopted;

          (b) the date which is 60 days after the date on which such amendment becomes effective; or

          (c) the date which is 60 days after the date on which the Participant is issued written notice of such amendment by the Plan Administrator.

          An election under this Section 8.5 may be made only by an individual who is a Participant at the time such election is made and once made shall be irrevocable.

8.6       Forfeitures.

          (a) If a Participant separates from the service of the Employer at a time when he has less than a 100 percent nonforfeitable interest in his Matching Contribution Account or his Discretionary Contribution Account, any portion of his Matching Contribution Account or Discretionary Contribution Account not payable to him under Section 8.4 will be forfeited on the date the Participant receives a distribution of the vested portion of his Account or the date the Participant incurs a Break in Service. Any such forfeitures shall be applied as described in Section 5.6. If a Participant who has incurred such a forfeiture resumes employment with an Employer prior to incurring five consecutive Breaks in Service, the Company shall contribute to the Trust and credit to the Participant's Matching Contribution Account and/or Discretionary Contribution Account an amount equal to the amount previously forfeited if, within 5 years after the date on which the Participant resumes employment, he repays to the Plan the amount previously distributed to him, without interest.

                                      -36-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (b) In the event a Participant terminates employment with the Company or an Affiliated Company, his years of Service for Vesting shall be reinstated if, and only if, (i) he was fully or partially vested in Employer Contributions when he terminated employment, or (ii) if he was not fully or partially vested in Employer Contributions, he returns to employment before he incurs five consecutive Breaks in Service.

          (c) In the event a Participant makes a withdrawal from his Account attributable to Employer Contributions before he is fully vested in such Contributions, his vested interest in his remaining Account at any time before he is 100% vested in such Account shall be determined according to the following formula:

                                     X = P (AB + D) B D

               where P is the Participant's vesting percentage at the time his vested interest is being determined, AB is the balance of his Account attributable to Employer Contributions, and D is the amount of the withdrawal.

          (d) For the purpose of determining an Employee's vesting percentage, years of employment with the Company and any Affiliated Company will be taken into consideration.

                                      -37-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    ARTICLE 9
                            DISTRIBUTION OF BENEFITS


9.1 Payment Upon Retirement, Disability, or Termination of Employment. If a Participant's Share of the Trust Fund becomes payable under Section 8.1, 8.2, or 8.4, distribution of such Share will be made in a form determined under Section 9.6, as soon as reasonably practicable after retirement, disability, or termination of employment, subject in each case to Sections 9.4, 9.5, and 9.6 below.

9.2 Payment Upon Death. If a Participant's Share of the Trust Fund becomes payable under Section 8.3, distribution of such Share will be made in a single payment as soon as reasonably practicable after the date of the Participant's death, and in no event later than the end of the calendar year in which occurs the fifth anniversary of the Participant's death.

9.3 Amount of Distribution. The amount of any distribution will not be more than the amount of the Participant's vested Account as of the most recent Valuation Date preceding the date of the distribution, or such other Valuation Date that conforms to the Plan's regular distribution practices.

9.4 Consent to Distributions Before Age 70-1/2. No distribution shall be made to any Participant before he reaches age 70-1/2 unless:

          (a) the Participant's prior written consent to the distribution has been obtained by the Plan Administrator, or

                                      -38-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (b) the value of the vested and nonforfeitable portion of the Participant's Share of the Trust Fund, determined as of the Valuation Date coinciding with or next preceding the date of the distribution, does not exceed $5,000.

          If the Participant's consent is required under this Section 9.4 but is not provided prior to the time distribution is to be made or commence under Section 9.1, distribution shall be made the earliest of: (1) the April 1 following the year the Participant attains age 70-1/2, (2) as soon as practicable after the Plan Administrator is notified of the Participant's death, or (3) as soon as practicable after the date the Plan Administrator receives from the Participant and records a request for distribution.

9.5       Latest Commencement of Benefits.

          (a) Unless otherwise elected in accordance with the following paragraph, in no case will distributions of any Participant's Share of the Trust Fund commence later than the 60th day after the latest of the following:

               (i) the close of the Plan Year in which occurs the date on which the Participant attains age 65;

               (ii) the close of the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

               (iii) the close of the Plan Year in which the Participant's service with the Employer terminates.

               Subject to Section 401(a)(9) of the Code, a Participant who is entitled to a distribution of his Share pursuant to the provisions of this Article may elect, in


                                      -39-
                                                                    Savings Plan
                                                                      Exec. Ver.

               accordance with procedures adopted by the Plan Administrator, to defer payment of such Share but not beyond the April 1 following the Plan Year in which he attains age 70-1/2. The distribution of such Share for any Participant who makes such an election will be made in a single lump sum payment (unless otherwise provided under Section 9.6) as soon as reasonably practicable after the Valuation Date coinciding with or immediately following the commencement date elected by such Participant.

          (b) In any event, and notwithstanding any election or provision of this Plan to the contrary, distribution of a Participant's Account shall be made not later than the April 1 following the close of the calendar year in which he attains age 70-1/2, provided that if a Participant is still an Employee at the time distributions are required to commence under this Section 9.5(b), and the Participant is not a 5% or more owner of the Company, distributions shall be made as soon as practicable after the Participant terminates employment.

          (c) If a Participant dies on or after the applicable date described in (b) above and before distribution of his benefit has been completed, the remaining portion of his benefit will be distributed to his Beneficiary at least as rapidly as under the method of distribution under which the Participant was receiving his benefit as of the date of his death.

                                      -40-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (d) All distributions under the Plan shall be made in a manner consistent with Section 401(a)(9) of the Code and regulations thereunder.

          (e) For purposes of this Section 9.5, life expectancies shall not be recalculated under Section 401(a)(9)(D) of the Code.

9.6       Forms of Distribution.

          (a) In General. Subject to Sections 9.6(b) and (c) below, and the minimum distribution rules under Code Section 401(a)(9), a Participant or Beneficiary may elect to receive the amounts payable to him under the Plan in the following form or forms:

               (i) a single payment in cash or in kind or a combination thereof;

               (ii) in the case of a Participant who became a Participant in the Plan prior to January 1, 1989, by the purchase and distribution of a non-transferable annuity contract providing for payments (A) as a single life annuity or (B) in the case of a married Participant only, as a 50 percent joint and survivor annuity providing for payments to the Participant for the remainder of his life and thereafter to his spouse for the spouse's life in an amount equal to 50 percent of the amount of the benefit then being paid to the Participant determined as of the first of the month in which the Participant dies; or

               (iii)  A combination of (i) and (ii).

                      A Participant may elect a partial rather than a full distribution provided that no more than one partial distribution may be made in a

                                      -41-
                                                                    Savings Plan
                                                                      Exec. Ver.

                      calendar year and any such partial distribution shall not be less than $1,000. In any event, a terminated Participant's Account shall be distributed no later than the April 1 following the close of the calendar year in which he attains age 70-1/2.

          (b) Special Rule for Certain Married Participants. If a married Participant at any time elects the purchase and distribution of an annuity contract, the survivor annuity requirements of Code Sections 401(a)(11) and 417 will always thereafter apply to all of the Participant's benefits under this Plan, and the Plan shall satisfy the applicable written explanation, consent, election and withdrawal rules of such Code sections and the regulations thereunder, including payment of benefits in the form of a qualified joint and survivor annuity unless such annuity is waived and such waiver is properly consented to by the Participant's spouse within 90 days of the Participant's annuity starting date.

          (c) Special Rule for Certain Small Benefits. If the total amount payable before any distribution has commenced with respect to a Participant (whether or not he is a married Participant) does not exceed $5,000, such amount will be paid in a single payment in cash.

          (d) A Participant (with his spouse's consent if married) may waive the 30-day pre-notification requirement as described in Section 417 of the Code.

9.7 Notice to Trustee. The Plan Administrator will notify the Trustee, or its delegate, whenever any Participant or Beneficiary is entitled to receive a distribution under the Plan. In giving such notice, the Plan Administrator will specify the name and last known address of the person receiving such distribution. Upon receipt of such notice from the Plan Administrator, the Trustee, or its delegate, will, as soon as is reasonably practicable, distribute such amount.

                                      -42-
                                                                    Savings Plan
                                                                      Exec. Ver.

9.8 Direct Rollovers. Notwithstanding any provision of the Plan to the contrary, a "distributee" may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the distributee as a "direct rollover". The Administrator may require evidence that the Plan to which the rollover is intended to be made is, in fact an "eligible retirement plan". The Plan Administrator is not required to make wire transfers nor to make direct rollovers to more than one eligible retirement plan on behalf of a distributee.

          The following definitions shall apply for purposes of this Section
          9.8:

          (a) an "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life expectancy (or life expectancies) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined with regard to the exclusion for net unrealized appreciation with respect to employer securities);

          (b) an "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts that distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity;

                                      -43-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (c) a "distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                      -44-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                   ARTICLE 10
                             IN-SERVICE WITHDRAWALS


10.1 Hardship Withdrawals. A Participant who suffers a financial hardship, as defined in this Section, may request a withdrawal from (1) the vested portion of his Matching Contribution Account, (2) the vested portion of his Discretionary Contribution Account, (3) his Rollover Account, if any, and (4) his Elective Contribution Account (other than that portion of his Elective Contribution Account which is attributable to income credited after December 31, 1988). Such a request shall be made by written notice to the Plan Administrator setting forth the nature and amount of the hardship need and documentary evidence thereof. Upon receipt and recording of such a request, the Plan Administrator shall determine whether a financial hardship exists; if the Plan Administrator determines that such a hardship does exist, it shall further determine what portion of the amount requested by the Participant is required to meet the need created by the hardship, and shall direct the Trustee to distribute to the Participant in a single lump sum payment the amount so determined. A hardship withdrawal shall be permitted under this Section only in the event of a financial need arising from

          (I) unreimbursed major medical expenses (described in Section 213(d) of the Code) for which payment is necessary in advance in order to obtain medical services for the Participant or his spouse or dependent or for such medical expenses already incurred by the Participant or his spouse or dependent,

          (II) the purchase of a principal residence for the Participant (excluding mortgage payments),

                                      -45-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (III) payment of tuition and related educational fees for the next 12 months, semester or quarter of post-secondary education for the Participant or his spouse, children, or dependents, or

          (IV) the need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

          For purposes of this Section, the term "dependent" shall have the meaning assigned to it by Section 152 of the Code.

          No distribution shall be made under this Section in excess of the amount of the Participant's immediate and heavy financial need plus any amounts necessary to pay any income taxes or penalties reasonably expected to result from the distribution. In addition, no such distribution shall be made unless the Participant has obtained all distributions (other than hardship distributions) and all loans currently available under all plans maintained by the Employer. In the event a Participant receives a distribution under this Section,

          (A) No Elective Contributions shall be made for the Participant's benefit for the 12 calendar months following the Valuation Date coinciding with or next following the hardship withdrawal;

          (B) No elective contributions or employee contributions shall be made for such 12 month period to any other qualified or nonqualified plan of deferred compensation maintained by the Employer, including stock option or stock purchase plans; and

                                      -46-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (C) The Elective Contributions for the Participant's benefit (together with any elective contributions under other qualified retirement plans maintained by the Employer) for the calendar year following the year of the hardship withdrawal may not exceed the limit of Section 402(g)(1) of the Code applicable to the such following calendar year reduced by the amount of the Participant's Elective Contributions made during the year of the hardship withdrawal. In the event any Account from which a Participant's hardship withdrawal is made is invested in more than one of the separate investment funds maintained under the Plan, a withdrawal of less than the complete balance of the Account shall be withdrawn proportionately from each applicable investment fund. Any withdrawal hereunder shall not exceed the vested balance of the relevant Account or Accounts determined as of the Valuation Date next following receipt from the Participant and recording by the Plan Administrator of the Participant's withdrawal request, reduced by the amount of any indebtedness of the Participant to the Plan attributable to any such Account, and shall be made to the Participant as soon as practicable after such Valuation Date.

10.1A Age 59-1/2 Withdrawals. Notwithstanding Section 10.1, a Participant who has attained age 59-1/2 may request a withdrawal (minimum $1,000) from his vested Account for any reason in accordance with procedures adopted by the Plan Administrator, but no more frequently than once each calendar year. In the event any Account from which a Participant's withdrawal is made is invested in more than one of the separate investment funds maintained under the Plan, a withdrawal of less than the complete balance of the Account shall be withdrawn proportionately from each applicable investment fund.


                                      -47-
                                                                    Savings Plan
                                                                      Exec. Ver.

10.2 Subsequent Distributions. A withdrawal pursuant to this Article 10 will not affect the Participant's right to receive distribution of the remaining portion of his Share of the Trust Fund pursuant to Articles 8 and 9.

                                      -48-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                   ARTICLE 11
                                      LOANS


11.1 Requests for Loans. Each Participant, and such other persons to whom the opportunity to borrow from the Trust must be extended under applicable law, may request a loan from the Trust, subject to the conditions prescribed in this Article 11.

11.2 Rules and Procedures. The Plan Administrator shall determine the time or times when loans shall be made available, and shall formulate such rules and procedures as it deems appropriate relating to such loans. Such rules and procedures shall be set forth in the summary plan description in such detail as may be required under applicable regulations. Such rules and procedures shall form part of the Plan. No request for a loan will be accepted if the Participant then has two loans outstanding. The Plan Administrator may charge a reasonable loan fee for all loans taken under the Plan in accordance with such uniform and nondiscriminatory procedures as it shall establish. Such fee shall be deducted from the Participant's Account or loan proceeds pursuant to uniform rules established by the Plan Administrator.

11.3 Maximum Amount of Loan. The amount of any loan, together with the aggregate amount of principal and accrued interest owed by the borrower with respect to any prior loans from qualified retirement plans of the Employer, shall not exceed the lesser of:

                                      -49-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (a) $50,000, reduced by the excess of (1) the highest outstanding loan balance of the borrower from such plans during the one year period ending on the day before the loan is made, over (2) the borrower's outstanding loan balance from such plans immediately prior to the loan; or

          (b) one-half of the borrower's nonforfeitable portion (determined under Article 8) of the borrower's Share of the Trust Fund.

          For purposes of this Section 11.3, the value of a borrower's Share of the Trust Fund shall be determined as of the Valuation Date coinciding with or next following receipt of the borrower's request for a loan. The present value of the borrower's nonforfeitable accrued benefit under any other plan shall be determined by the Plan Administrator in such manner and as of such time as the Plan Administrator decides. Notwithstanding the foregoing, no loan shall be made hereunder for less than $1,000.

11.4 Note; Security; Interest. Each loan shall be evidenced by a note and shall bear interest at a reasonable rate determined by the Plan Administrator. The rate of interest shall be the prime rate of interest of as published in the Wall Street Journal as of the first day of the calendar quarter preceding the effective date of the loan. The Committee shall review the rate of interest to determine if it is consistent with commercial rates for similar loans, and if not, the Committee shall have the authority to modify such rate of interest for new loans to be consistent with such commercial rates. Each loan must be secured by one-half of the borrower's Share of the Trust Fund and by such other security, if any, as the Plan Administrator may require. In no event, however, shall the Plan Administrator apply the borrower's Share of the Trust Fund to satisfy the borrower's loan obligation, whether or not

                                      -50-
                                                                    Savings Plan
                                                                      Exec. Ver.

          the borrower is in default, unless and until that amount so applied could be distributed or withdrawn in accordance with Article 8 or 9 of the Plan.

11.5 Repayment. Each such loan shall be repayable to the extent reasonably possible by payroll deduction over a specified period of time, as determined by the Plan Administrator, and on the basis of substantially level payments made no less frequently than quarterly. Such period of time shall not exceed five years (20 years if the loan is used to acquire a dwelling unit which is to be used within a reasonable time as a principal residence of the Participant). A borrower may prepay all, but not less than all, of his loan at any time, without penalty, by paying the loan principal then outstanding together with interest accrued and unpaid to the date of payment.

11.6 Repayment Upon Distribution. If, as of the earlier of (i) 60 days after termination of a borrower's employment with the Employer (or, if later, 30 days after written demand for repayment) or (ii) the time benefits are to be distributed to a borrower or his Beneficiary under
          Article 9 of the Plan, there remains any unpaid balance of a loan hereunder, such unpaid balance shall become immediately due and payable in full. Such unpaid balance, together with any accrued but unpaid interest on the loan, shall be deducted from the borrower's Share of the Trust Fund before any such distribution of benefits is made.

11.7 Note as Trust Asset. A note evidencing a loan to a Participant under this Article 11 shall be an asset of the Trust which is allocated to the account of the borrower, and shall for purposes of the Plan be deemed to have a fair market value at any given time equal to the unpaid balance of the note plus the amount of any accrued but unpaid interest.

                                      -51-
                                                                    Savings Plan
                                                                      Exec. Ver.

11.8 Adjustment of Accounts. Loans will be made from the borrower's Rollover Account (if any), Elective Contribution Account, Discretionary Contribution Account (to the extent vested), and Matching Contribution Account (to the extent vested), in that order, the funds to be removed from the borrower's investment funds in proportion to the vested balances therein. Repayments of loan principal will be credited to the borrower's Accounts in the same order as originally withdrawn. Payments of loan interest will be prorated to such Accounts based on the relative loan principal balances outstanding at the time of each such payment. Each payment of principal and interest will be deposited into the various investment funds according to the Participant's investment elections respecting future contributions as soon as reasonably practicable after such payment is made.

11.9 Nondiscrimination. Loans shall be made available to all Participants and such other persons to whom the opportunity to borrow from the Trust Fund must be extended under applicable law on a reasonably equivalent basis, except that the Plan Administrator may make reasonable distinctions based upon creditworthiness, other obligations of the borrower, state law restrictions affecting payroll deductions and other factors that may adversely affect the ability to assure repayment through payroll deduction. The Plan Administrator may reduce or refuse a requested loan where it determines that timely repayment of the loan through payroll deduction is not assured.

                                      -52-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                   ARTICLE 12
                              TOP HEAVY PROVISIONS


12.1      Special Contribution for Top Heavy Plan Years.

          (a) If for any top heavy plan year the sum of the Elective Contributions, Matching Contributions and Discretionary Contributions (if any) made for the benefit of any eligible employee who is not a key employee for such year is exceeded by three percent of such eligible employee's Taxable Compensation for such year, the eligible employee's Participating Employer shall contribute to the Trust, for his benefit, an additional amount equal to such excess. However, if for such top heavy plan year the highest percentage obtained by dividing the sum of the Elective, Matching and Discretionary Contributions made for the benefit of each key employee by the key employee's Taxable Compensation is less than three percent, such percentage shall be substituted for "three percent" in the preceding sentence. Any additional contribution made for the benefit of an eligible employee under this Section 12.1 shall be credited to his Discretionary Contribution Account as soon as practicable after the close of the Plan Year for which the contribution is made.

12.2 Adjustment to Limitation on Annual Additions. For any Limitation Year which is a top heavy plan year, the adjustment described in Section 416(h) of the Code shall apply for purposes of determining a Participant's "defined contribution plan fraction" and "defined benefit plan fraction" under Section 7.3(b) unless:


          (a) the Plan and each plan with which the Plan is required to be aggregated pursuant to the first sentence of Section 12.3(c)(4) satisfies the requirements of Section 416(h)(2)(A) of the Code; and

                                      -53-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (b) the Plan Year would not be a top heavy plan year if "ninety percent" were substituted for "sixty percent" in the first paragraph of Section 12.3(c).

12.3      Definitions. For purposes of this Article,

          (a) "eligible employee" means an Eligible Employee who has satisfied the participation requirements of Section 4.1;

          (b) "key employee" means a key employee described in Section 416(i)(1) of the Code, determined on the basis of Taxable Compensation; and

          (c) "top heavy plan year" means a Plan Year if the sum of the present value of the total accrued benefits of all key employees under each defined benefit plan (as of the applicable determination date of each such plan) which is aggregated with this Plan and the sum of the account balances of all key employees under the Plan and under each other defined contribution plan (as of the applicable determination date of each such plan) which is aggregated with this Plan exceeds 60 percent of the sum of such amounts for all Employees or former Employees (other than former key employees but including beneficiaries of deceased former Employees) under such plans. The following rules shall apply for purposes of this definition:

               (1) The foregoing determination will be made in accordance with the provisions of Section 416 of the Code, and the regulations promulgated thereunder, which are specifically incorporated herein by reference.

                                      -54-
                                                                    Savings Plan
                                                                      Exec. Ver.

               (2) "Determination date" means, with respect to the initial plan year of a plan, the last day of such plan year and, with respect to any other plan year of a plan, the last day of the preceding plan year of such plan. The "applicable determination date" means, with respect to the Plan, the determination date for the Plan Year of reference and, with respect to any other plan, the determination date for any plan year of such plan which falls within the same calendar year as the applicable determination date of the Plan.

               (3) Accrued benefits or account balances under a plan will include all such amounts other than deductible employee contributions and will be determined as of the most recent valuation date in the 12-month period ending on the applicable determination date of the plan; provided, however, that in the case of a defined benefit plan such valuation date must be the same date as employed for minimum funding purposes, and in the case of a defined contribution plan the value so determined will be adjusted for contributions made after the valuation date to the extent required by applicable Treasury regulations.

               (4) Each plan of the Company or any Affiliated Company in which a key employee participates, and any other plan of the Company or any Affiliated Company which enables a plan referred to in the preceding clause to satisfy the requirements of Sections 401(a)(4) and 410 of the Code, shall be aggregated with the Plan. Any plan of the Company or any Affiliated Company not required to be aggregated

                                      -55-
                                                                    Savings Plan
                                                                      Exec. Ver.

                   with the Plan may nevertheless, at the discretion of the Plan Administrator, be aggregated with the Plan if the benefits and coverage of all aggregated plans would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                                      -56-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                   ARTICLE 13
                            AMENDMENT AND TERMINATION


13.1 Amendment. The Company reserves the right at any time or times to amend the provisions of the Plan and Trust, by resolution of the Board of Directors, to any extent and in any manner that it may deem advisable by delivery to the Trustee of a written instrument executed by the Company providing for such amendment. Upon the delivery of such instrument to the Trustee, such instrument will become effective in accordance with its terms as to all Participants and all persons having or claiming any interest hereunder; provided, however, that the Company will not have the power:

          (a) to amend the Plan and Trust in such manner as would cause or permit any part of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of each Participant and his Beneficiary (except as permitted by Sections 5.8 and 15.4), unless such amendment is permitted by law, governmental regulation or ruling;

          (b) to amend the Plan or Trust retroactively in such a manner as would deprive any Participant of any benefit to which he was entitled under the Plan by reason of contributions made prior to the amendment, unless such amendment is necessary to conform the Plan or Trust to, or satisfy the conditions of, any law, governmental regulation or ruling, or to permit the Trust and the Plan to meet the requirements of Sections 401(a) and 501(a) of the Code; or

          (c) to amend the Plan or Trust in such manner as would increase the duties or liabilities of the Trustee or affect its fee for services hereunder, unless the Trustee consents thereto in writing.

                                      -57-
                                                                    Savings Plan
                                                                      Exec. Ver.

13.1A Certain Amendments Regarding Acquisitions and Administrative Matters. In the event the Company or a Participating Employer acquires another corporation, a division of another corporation, or hires en masse a group of employees previously employed by another employer, the Plan Administrator may amend the participation requirements as set forth in
          Section 4.1 as they apply with respect to the employees of the acquired corporation or division or the employees hired en masse, for example by waiving the service requirements for one or more purposes of the Plan. In addition, the Plan Administrator may amend the Plan with respect to administrative matters and/or to comply with applicable IRS requirements, provided that in each case such amendment does not affect the Company's obligation to make contributions or the Company's fiduciary responsibilities under the Plan.

13.2 Termination. The Company has established the Plan and the Trust with the bona fide intention and expectation that contributions will be continued indefinitely, but the Company will have no obligation or liability whatsoever to maintain the Plan for any given length of time and may discontinue contributions under the Plan or terminate the Plan at any time by action of its Board without any liability whatsoever for any such discontinuance or termination. The Plan will be deemed terminated

          (a)  if and when the Company is judicially declared bankrupt,

          (b) if and when the Company is a party to a merger in which it is not the surviving corporation or sells all or substantially all of its assets, unless the surviving corporation or the purchaser maintains any other defined contribution plan or adopts the Plan by an instrument in writing delivered to the Trustee within 60 days after the merger or sale, or

                                      -58-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (c)  upon dissolution of the Company.

13.3 Distributions Upon Termination of the Plan. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, each affected Participant (including a terminated Participant in respect of amounts not previously forfeited by him) will have a fully vested and nonforfeitable interest in his Share of the Trust Fund, and the Trustee will distribute to each such Participant (or other person entitled to distribution) the value of the Participant's Share of the Trust Fund in a single lump sum payment. However, if a successor plan is established within the meaning of Section 401(k)(2)(B)(i)(II) of the Code and Treasury Regulation 1.401(k)-1(d)(3), distributions shall be made to Participants and their beneficiaries only in accordance with Articles 8 and 9. Upon the completion of distributions to all Participants, the Trust will terminate, the Trustee will be relived from all liability under the Trust, and no Participant or other person will have any claims thereunder, except as required by applicable law.

13.4 Merger or Consolidation of Plan; Transfer of Plan Assets. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, provisions must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

13.5 Participating Employer Ceasing to be Affiliated With The Company. In the event a Participating Employer ceases to be an Affiliated Company for any reason, including a merger, reorganization, or sale or other transfer of stock, the following provisions shall apply:

          (a) Such Participating Employer shall thereupon cease to be a Participating Employer under this Plan.

                                      -59-
                                                                    Savings Plan
                                                                      Exec. Ver.

          (b) The Plan shall not terminate with respect to the Participants employed by such former Participating Employer solely because it ceased to be a Participating Employer.

          (c) The Company may agree with such former Participating Employer (or with an organization acquiring the former Participating Employer) that the assets of the Trust properly allocable to Participants employed by the former Participating Employer be transferred to another plan maintained by the former Participating Employer (or by such other organization), provided that the requirements of
               Section 13.4 are satisfied and such other plan assumes all liabilities of this Plan with respect to such Participants. The Plan Administrator shall direct the Trustee to carry out such transfer in accordance with the terms of such agreement.

          (d) In the absence of any agreement described in paragraph (c) above and if the former Participating Employer does not maintain the Plan, as determined under Treasury Regulation 1.401(k)-1(d)(4), each Participant employed by the former Participating Employer shall be treated as having ceased employment with the Employer for purposes of the Plan at the time the former Participating Employer ceased to be an Employer (unless the Participant was employed immediately thereafter by the Company or another Affiliated Company), and shall be entitled to benefits as a result of such cessation of employment to the extent provided by
               Article 8.

                                      -60-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                   ARTICLE 14
                             ROLLOVER CONTRIBUTIONS


14.1 Transfer of Amount Distributed from Another Qualified Plan. An Eligible Employee who was formerly a participant in a plan described in Section 401(a) of the Code (the "distributing plan") and who has received an eligible rollover distribution (within the meaning of Section 402 of the Code) from the distributing plan (the "distribution") may contribute to the Trust an amount determined under
          (c) below (the "transferred amount") provided the conditions set forth in (a) and (b) below are satisfied.

          (a) The transferred amount must be contributed to the Trust on or before the 60th day following the Eligible Employee's receipt of the distribution from the distributing plan.

          (b)  The transferred amount:

               (1) must not exceed the fair market value of the distribution, reduced by the amount contributed to the distributing plan by the Eligible Employee, as determined in accordance with
                      Section 72(f) of the Code and the Treasury regulations thereunder, such amount to be reduced by any amounts theretofore distributed to the Eligible Employee which were not includible in his gross income for Federal income tax purposes, and

                                      -61-
                                                                    Savings Plan
                                                                      Exec. Ver.

               (2) must include no property other than (A) money received in the distribution, and (B) money attributable to other property received in the distribution which is sold and the proceeds of which are transferred pursuant to Section 402(a)(6)(D) of the Code.

          (c) A rollover contribution may also be made by means of a direct transfer from a distributing plan qualified under Section 401(a) of the Code to the extent permitted under Section 401(a)(31) and 402 of the Code.

14.2      Transfer of Amount Distributed from a Rollover IRA.

          (a) An Eligible Employee who has received a distribution meeting the requirements of Section 14.1(a), and who subsequently deposited such distribution in an individual retirement account, as defined in Section 408 of the Code, in accordance with Section 408(d)(3)(A)(ii) of the Code, may contribute a portion or all of a distribution from such account (the "transferred amount") to the trust provided the conditions set forth in (b) and (c) are satisfied.

          (b) The transferred amount must be contributed to the Trust on or before the 60th day following the Eligible Employee's receipt of the amount from the individual retirement account.

          (c) The distribution from the individual retirement account must consist of the entire amount in the account, and must include no amount attributable to any source other than a qualified plan described in Section 401(a) of the Code.

                                      -62-
                                                                    Savings Plan
                                                                      Exec. Ver.

14.3      Monitoring of Rollovers.

          (a) The Plan Administrator shall establish such procedures and require such information from transferring employees as it deems necessary to insure that amounts transferred under this Article 14 satisfy the requirements for tax-free rollovers established by conditions of this Article 14 and the Code and Treasury regulations.

          (b) No amount may be transferred under this Article 14 until approved by the Plan Administrator.

14.4      Treatment of Transferred Amount Under the Plan.

          (a) The Plan Administrator will establish a Rollover Account for each Eligible Employee making a contribution described in Section 14.1 or 14.2 above.

          (b) Upon retirement, death, or other termination of employment, the Eligible Employee's Rollover Account shall be distributed to him in accordance with Articles 8 and 9.

          (c) The Eligible Employee will at all times have a fully vested and nonforfeitable interest in the amount credited to his Rollover Account.

          (d) An Eligible Employee who contributes an amount to the Plan in accordance with this Article 14 will not become a Participant until he has satisfied the requirements of Article 4. However, such an Eligible Employee will be treated as a Participant, with respect to his interest in his Rollover Account, for purposes of Articles 3, 6, 7, 8, 9, 11, 13 and 15 of the Plan and, so long as he is an Employee, Articles 10 and 11.

                                      -63-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                   ARTICLE 15
                                  MISCELLANEOUS


15.1 Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against any Participating Employer or the Plan Administrator or Trustee, except as provided herein, and in no event will the terms of employment or service of any Participant be modified or in any way be affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant will look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan.

15.2 Nonalienability of Benefits. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law. The provisions of the preceding sentence shall apply in general to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, except that if such order is a Qualified Domestic Relations Order, the provisions of the preceding sentence shall not apply.

                                      -64-
                                                                    Savings Plan
                                                                      Exec. Ver.

15.3 Information Between Plan Administrator and Trustee. The Plan Administrator will furnish to the Trustee, and the Trustee will furnish to the Plan Administrator, such information relating to the Plan and Trust as may be required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or under the provisions of ERISA and any regulations issued or forms adopted by the Labor Department thereunder.

15.4 Payment Under Qualified Domestic Relations Order. Notwithstanding any provisions of the Plan to the contrary, if there is entered any Qualified Domestic Relations Order that affects the payment of benefits hereunder, such benefits shall be paid in accordance with the applicable requirements of such Order.

          The Committee shall establish a procedure to determine the status of a judgement, decree or order as a Qualified Domestic Relations Order and to administer Plan distributions in accordance with Qualified Domestic Relations Orders. Such procedure shall be in writing, shall include a provision specifying the notification requirements enumerated in the preceding paragraph, shall permit an alternate payee to designate a representative for receipt of communications from the Committee and shall include such other provisions as the Committee shall determine, including provisions describing the interest rate to be used in making present value determinations as well as provisions required under regulations promulgated by the Secretary of the Treasury.

                                      -65-
                                                                    Savings Plan
                                                                      Exec. Ver.

          Notwithstanding any Plan provision to the contrary, as permitted under
          Section 414(p)(10) of the Code, a payment may be made to an alternate payee in accordance with the provisions of a Qualified Domestic Relations Order before the Participant to whom the order relates separates from service with the Employer and before such Participant attains his earliest retirement age (as defined in Section 414(p)(4) of the Code). Furthermore, unless otherwise provided under a Qualified Domestic Relations Order, payment shall be made to an alternate payee in a single payment in cash or in kind as soon as practicable following the determination that such order is qualified.

15.5 Payment of Benefit for Disabled or Incapacitated Person. Whenever, in the opinion of the Plan Administrator or its agent, a person entitled to receive any payment of a benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator or its agent may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such its agent may direct the Trustee to apply the payment for the benefit of such person in such manner as the Plan Administrator or its agent considers advisable. Any payment under Section 15.5 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan. Nothing contained in this Section 15.5, however, should be deemed to impose upon the Plan Administrator any liability for paying a benefit to any person who is under such a legal disability or is so incapacitated unless it has received notice of such disability or incapacity from a competent source.

                                      -66-
                                                                    Savings Plan
                                                                      Exec. Ver.

15.6 Telephonic and/or Electronic Transactions. The Plan Administrator may authorize the use of telephonic and/or electronic means and procedures for effecting one or more transactions or Participant requests hereunder, for example, enrolling in the Plan, requesting loans and/or withdrawals, electing investments, and commencing, changing, and/or suspending contributions.

15.7 Temporary Suspensions of Transactions. The Plan Administrator may temporarily suspend certain transactions hereunder as may be necessary to accommodate a change in Trustee, Plan recordkeeper, and/or investment funds. Any such suspension shall be communicated to Participants in advance.

15.8 Governing Law. The Plan will be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts to the extent such laws are not inconsistent with and preempted by ERISA.

15.9 Acquisitions. Notwithstanding any Plan provision to the contrary, in no event shall the employees of an entity which is acquired by the Company or any Affiliated Company be eligible to participate under the Plan unless and until the Company approves and agrees to such participation.

                                      -67-
                                                                    Savings Plan
                                                                      Exec. Ver.

IN WITNESS WHEREOF, Liberty Financial Companies, Inc. and each other Participating Employer listed below has caused this instrument to be executed by its respective duly authorized officer this ____________________ day of _______________________, 19___.



LIBERTY FINANCIAL COMPANIES, INC.

By: _____________________________________


KEYPORT LIFE INSURANCE COMPANY

By: _____________________________________



LIBERTY FUNDS GROUP, LLC

By: _____________________________________


STEIN, ROE & FARNHAM INCORPORATED

By: _____________________________________



                                      -68-
                                                                    Savings Plan
                                                                      Exec. Ver.

INDEPENDENT FINANCIAL MARKETING GROUP, INC.

By: _____________________________________


NEWPORT PACIFIC MANAGEMENT, INC.

By: _____________________________________


LIBERTY ASSET MANAGEMENT COMPANY

By: _____________________________________


                                      -69-
                                                                    Savings Plan
                                                                      Exec. Ver.

                                    APPENDIX A

                              SPECIAL RULES FOR IFMG



1.1.A Introduction. Effective March 7, 1996, the Company acquired the Independent Financial Marketing Group, Inc. and its wholly owned subsidiary IFS Agencies, Inc. (IFMG) and effective May 1, 1996, IFMG became a Participating Employer under the Liberty Financial Companies, Inc. Savings and Investment Plan and Trust (LFC Plan). The IFMG 401(k) Plan was subsequently merged into the LFC Plan. This Appendix sets forth certain rules which apply to former IFMG employees and certain employees who transferred to IFMG after it was acquired.

1.2.A Years of Service. Employment with IFMG both prior and subsequent to March 7, 1996 will be counted as employment with the Company or an Affiliate for all purposes of the Plan except to the extent such employment may be disregarded under the break in service rules of the IFMG 401(k) Plan.

1.3.A Matching Contributions. Certain Employees transferred their employment from the Liberty Financial Bank Group, Keyport Life Insurance Company, or Liberty Financial Companies, Inc. to IFMG. The Matching Contribution for such Employees shall be increased to 100% for 60 months beginning April 1, 1997.

1.4.A Vesting. A Participant who was a participant in the IFMG Plan will become 100% vested at age 55 provided he is still employed by the Company or an affiliate.

1.5.A Spousal Consent for Distributions and Withdrawals. A married Participant who was previously a participant in the IFMG 401(k) Plan must obtain his spouse's consent in order to make a distribution or withdrawal.

1.6.A Annuity Options. In the case of a Participant who was previously a Participant in the IFMG 401(k) Plan, in addition to the other forms of payment available hereunder for a final distribution annuity options shall be available in the form of a life annuity, 50%, 66b%, and 100% contingent annuitant annuity, a 5-, 10-, or 15-year certain and continuous annuity, and a cash refund annuity. A 50% contingent annuitant annuity with his spouse as designated beneficiary shall be automatically payable if the Participant is married unless the spouse consents to another form of distribution, and a life annuity shall be the automatic form of distribution if the Participant is not married unless he consents to another form of distribution.

                                   APPENDIX B

                SPECIAL RULES FOR STEIN, ROE & FARNHAM EMPLOYEES


1.1.B Introduction. The special rules set forth in this Appendix B shall apply to Participants who are Employees of Stein, Roe & Farnham.

1.2.B Definition of Compensation. The definition of compensation as set forth in the Stein, Roe & Farnham Retirement Plan as it existed on June 30, 1998 shall continue to apply through December 31, 1998. Thereafter, the definition set forth in this Plan shall apply.

1.3.B Maximum Employee Contribution. The maximum Elective Employee Contribution shall be 14% unless a greater contribution is approved by the Plan Administrator in accordance with IRS rules.

1.4.B Matching Contribution. The Company matching contribution shall be 50% of the first 6% of Employee Elective Contributions and shall be made only with respect to the first $66,000 of Compensation. Effective January 1, 1999, the Matching Contribution shall be increased to 75% of the first 6% of Employee Elective Contributions and shall be made with respect to the first $80,000 of Compensation.

1.5.B Discretionary Contribution. This Discretionary Contribution shall be 7.5% of Compensation unless changed by Stein, Roe & Farnham. Notwithstanding the eligibility provisions of the Plan, an Employee hired during 1998 will not be eligible for a Discretionary Contribution until the Plan year ending December 31, 1999.

1.6.B        Vesting.

             (a) A Participant hired before July 2, 1987 shall be 100% vested in his Discretionary Contribution Account.

             (b) A Participant hired before July 1, 1998 shall be 100% vested in his Company Matching Contribution Account.

             (c) A Participant who was previously a Participant in the KJMM
                 Money Purchase Plan shall be vested in his transferred Money Purchase Plan Account and his Discretionary Contribution Account pursuant to the following schedule:

                 Years of Service                  Vesting Percentage
                 ----------------                  ------------------
                    Less than 2                              0%
                              2                             33%
                              3                             67%
                              4                            100%

1.7.B Forms of Payment for Former KJMM Employees. The spousal consent and forms of payment rules described in Appendix A for IFMG shall also apply to Participants who were previously Participants in the KJMM Money Purchase Plan or 401(k) Plan.

1.8.B Withdrawals. No hardship withdrawals shall be permitted from a Participant's Discretionary Contribution Account, including any Profit Sharing Accounts transferred from the Stein, Roe & Farnham Retirement Plan. Any After-Tax Contributions made under the Stein, Roe & Farnham Retirement Plan, and related investment earnings, may be withdrawn for any reason at any time, provided that any such withdrawal shall consist of the Participant's entire After-Tax Contribution Account.

1.9.B Loans. In the event a Stein, Roe & Farnham Participant has more than 2 outstanding loans as of June 30, 1998, he may continue to repay the loans according to their original terms. However, no new loan will be permitted which will cause his outstanding loans to exceed 2.

1.10.B Transfer of Accounts. Accounts held on behalf of a Participant under the Stein, Roe & Farnham Retirement Plan shall be transferred to this Plan and held under corresponding accounts maintained under this Plan.

                                   APPENDIX C

                      SPECIAL RULES FOR COLONIAL EMPLOYEES


1.1.C        Introduction. Effective September 1, 1998, the Colonial Group, Inc.
             Profit Sharing Plan (the Colonial Plan) is merged into and becomes a part of this Plan and the Accounts under such plan are transferred to this Plan. The special rules set forth in this Appendix C shall apply to Participants who are Employees of Colonial.

1.2.C Rules from September 1 through December 31, 1998. For the period September 1 through December 31, 1998, the rules of the Colonial Plan as in effect on August 31, 1998 shall continue to apply except that the investment funds offered under the Plan shall replace the funds previously offered under the Colonial Plan. For this purpose, the terms of the Colonial Plan are hereby incorporated by reference, except that the terms of this plan relating to investments shall apply instead of the corresponding provisions of the Colonial Plan.

1.3.C Rules on and after January 1, 1999. Effective January 1, 1999, the rules of this Plan shall entirely replace the rules of the Colonial Plan for Colonial Employees, subject to the special rules described below.

1.4.C Maximum Employee Contribution. The maximum Elective Employee Contribution shall be 12% unless a greater contribution is approved by the Plan Administrator in accordance with IRS rules.

1.5.C Withdrawals. In addition to the withdrawal rules set forth in the Plan, the following special rules apply to Colonial Employees for whom Accounts have been transferred to this Plan from the Colonial Plan.

             (a) After-Tax Contributions made under the Colonial Plan, and related investment earnings, may be withdrawn for any reason at any time, provided that any such withdrawal shall consist of the Participant=' entire After-Tax Contribution Account;

             (b) Before-Tax Contributions made under the Colonial Plan shall be subject to the same withdrawal rules as apply to Elective Employee Contributions under this Plan;

             (c) One half of the Participant's Profit Sharing Account (as defined under the Colonial Plan) value under the Colonial Plan determined as of January 1, 1987 (not including the value of any Before-Tax Contributions) shall be subject to the same withdrawal rules as apply to Elective Employee Contributions;

             (d) Except as provided in (b) and (c) above, no hardship
                 withdrawals shall be permitted from a Participant's Profit Sharing Account, his ESOP Account (in each case as defined under the Colonial Plan), or his Discretionary Contribution Account.

1.6.C Vesting. In the case of a Colonial Employee hired prior to January 1, 1999, the following vesting rules shall apply to the extent they provide for earlier vesting than the terms of the Plan:

             (a) Any Before-Tax Contributions (as defined under the Colonial
                 Plan), made under the Colonial Plan for Plan Years commencing before January 1, 1999 shall be 100% vested;

             (b) The following vesting schedule shall apply to both Matching
                 Contributions and Discretionary Contributions, and related investment earnings, including any Profit Sharing Contributions under the Colonial Plan which were not Before-Tax Contributions;

                 Years of Service                    Vesting Percentage
                 ----------------                    ------------------
                    Less than 1                                 0%
                              1                                33%
                              2                                67%
                              3                               100%

             (c) The Employee shall become 100% vested at age 55 regardless of his Years of Service.